SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 1997

                            ESSEX COUNTY GAS COMPANY
             (Exact name of registrant as specified in its charter)

Massachusetts                  0-11                 04-142 7020

(State or other      Commission File Number    (IRS Employer Identification No.)
jurisdiction of
incorporation)


7 North Hunt Road, Amesbury, Massachusetts          01913
---------------------------------------------------------

(Address of principal executive offices)            (Zip Code)


Registrant's Telephone Number, including area code: (978) 388-4000



                                      None
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   (Former name or former address, if changed since last report)



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Item 5.  Other Events.

           On December 19, 1997, Essex County Gas Company (the "Company") and Eastern Enterprises, a Massachusetts business trust ("Eastern") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement and a press release relating thereto are attached hereto as Exhibits 1 and 2 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit 1. Agreement and Plan of Merger, dated as of December 19, 1997, by and between the Company and Eastern.

Exhibit 2. Joint Press Release issued by the Company and Eastern on December 22, 1997.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 9, 1998

                               ESSEX COUNTY GAS COMPANY


                               By: /s/ James Hastings
                                   -----------------------
                                   Name:  James Hastings
                                   Title: Vice President and Treasurer

                                  EXHIBIT LIST



Exhibit 1. Agreement and Plan of Merger, dated as of December 19, 1997, by and between the Company and Eastern.

Exhibit 2. Joint Press Release issued by the Company and Eastern on December 22, 1997.